188 P1 07/24

TEMPLETON CHINA WORLD FUND
SUPPLEMENT DATED JULY 17, 2024
TO THE PROSPECTUS DATED JANUARY 1, 2024

The Board of Trustees of Templeton China World Fund (the “Fund”) recently approved a proposal to reorganize the Fund with and into the Templeton Developing Markets Trust.

It is anticipated that in August 2024, shareholders of the Fund will receive a proxy card and a Combined Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about October 25, 2024, but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on or about August 16, 2024, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on August 16, 2024 can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on August 16, 2024: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 16, 2024; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on August 16, 2024. If the reorganization is approved, the Fund will not accept any additional purchases or exchanges after the close of market on or about October 22, 2024. The Fund reserves the right to change this policy at any time.

Please retain this supplement for future reference.